Exhibit 77Q3 a

i	Within 90 days of the filing date of this Form NSAR James C
ii	Robinson Principal Executive Officer and Peter K Hoglund Principal
Financial Officer
iii	  reviewed The Munder Funds Inc disclosure controls and
iv	procedures and evaluated their effectiveness and based on such a
v	review and evaluation determined that the disclosure controls and
vi	procedures adequately ensure that information required to be
vii	disclosed by The Munder Funds Inc in its periodic reports is recorded processed summarized and reported within the time periods required

ii	There have not been any significant changes in internal controls or in other
iii	factors that could significantly affect internal controls subsequent to
iv	December 31 2002

    iii  Certification

I James C Robinson, certify that
1	I have reviewed this report on Form NSAR of the Munder
Funds Inc
2	Based on my knowledge this report does not contain any
untrue
statement of a material fact or omit to state a material fact necessary
to make the statements made in light of the circumstances
under which such
statements were made not misleading with respect to the
period covered by
this report
3	Based on my knowledge the financial information
included in this
reportand the financial statements on which the financial
information is
based fairlypresent in all material respects the financial
condition
results of operations changes in net assets and cash flows
if the
financial statements are required to include a statement
of cash
flows of the registrant as ofand for the periodspresented
in this report
4	The registrants other certifying officers and I are
responsible for
establishing and maintaining disclosure controls and
procedures as
defined in rule 30a2c under the Investment Company
Act for the
registrant and have
a	designed such disclosure controls and procedures
to ensure that
material information relating to the registrant including
its consolidated
subsidiaries is made known to us by others within those entities particularlyduring the period in which this report is being prepared
b	evaluated the effectiveness of the registrants
disclosure controls
andprocedures as of a date within 90 days prior to the
filing date of this
report the Evaluation Date and
c	presented in this report our conclusions about
the effectiveness
of the disclosure controls and procedures based on our
evaluation as
of the Evaluation Date
5	The registrants other certifying officers and I
have disclosed
based onour most recent evaluation to the registrants
auditors and the
audit committee ofthe registrants board of directors
or persons
performing the equivalent functions
a	all significant deficiencies in the design
or operation of
internal controls which could adversely affect
the registrants
ability to record process summarize and report
financial data
and have
identified for the registrants auditors any material
weaknesses
in internal controls and
b	any fraud, whether or not material that
involves
management or otheremployees who have a significant
role in the registrants internal controls and
6	The registrants other certifying officers
and I have
indicated in thisreport whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation includingany corrective actions with regard to significant deficiencies and material weaknesses

Date February 27 2003
s James C Robinson
James C Robinson
Principal Executive Officer


I Peter K Hoglund certify that
1	I have reviewed this report on Form NSAR of
the Munder
Funds Inc
2	Based on my knowledge this report does not
contain
any untrue statement of a material fact or omit to
state a
material fact necessary to make the statements made
in light
of the circumstances under which such statements
were made
not misleading with respect to the period covered by
this report
3	Based on my knowledge the financial
information
included in this report and the financial statements
on
which the financial information is based fairly
present in all
material respects the financial condition
results of operations changes in net assets and cash
flows if the
financial statements are required to include a
statement of cash
flows of the registrant as of and for the periods
presented in this
report
4	The registrants other certifying officers
and I are
responsible for establishing and maintaining
disclosure controls
and procedures as defined in rule 30a2c under
the Investment
Company Act for the registrant and have
a	designed such disclosure controls and
procedures
to ensure that material information relating to
the registrant
including its consolidated subsidiariesis made
known to us by
others within those entities particularly during
the periodin
which this report is being prepared
b	evaluated the effectiveness of the
registrants
disclosure
controls and procedures as of a date within 90 days
prior to the
filing date of this report the Evaluation Date
and
c	presented in this report our conclusions
about the
effectiveness of the disclosure controls and
procedures based
on our evaluation as of the Evaluation Date
5	The registrants other certifying officers
and I have disclosed
based onour most recent evaluation to the registrants
auditors and
the audit committeeof the registrants board of directors
or persons
performing the equivalent functions
a	all significant deficiencies in the design or
operation
of internal controls which could adversely affect
the registrants
ability to recordprocess summarize and report
financial
data and
have identified for the registrantsauditors any
material weaknesses
in internal controls and
b	any fraud whether or not material that
involves management
or otheremployees who have a significant role in
the registrants
internal controls and
6	The registrants other certifying officers and
I have indicated
in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation including any corrective actions with regard to significant deficiencies and material weaknesses

Date February 27 2003
s Peter K Hoglund
Peter K Hoglund
Principal Financial Officer